Exhibit 99.1

Benitec Biopharma Announces Oversubscribed Private Placement Financing of $40.0 Million

HAYWARD, Calif., April 18, 2024—Benitec Biopharma Inc. (NASDAQ: BNTC) (“Benitec” or the “Company”), a clinical-stage, gene therapy-focused, biotechnology company developing novel genetic medicines based on its proprietary “Silence and Replace” DNA-directed RNA interference (“ddRNAi”) platform, today announced a $40.0 million private investment in public equity (PIPE) financing from the sale of 5,749,152 shares of its common stock at a price per share of $4.80, and, in lieu of shares of common stock, pre-funded warrants to purchase up to an aggregate of 2,584,239 shares of its common stock at a price per pre-funded warrant of $4.7999, to certain institutional accredited investors. The oversubscribed financing was led by Suvretta Capital Management, LLC (“Suvretta Capital”) with participation from new and existing investors including Adage Capital Partners L.P., Nantahala Capital, multiple healthcare-focused funds, and a leading mutual fund. Gross proceeds from the PIPE financing total approximately $40.0 million, before deducting offering expenses. The closing price of the Company’s common stock on April 17, 2024 was $4.80.

The Company intends to use the net proceeds from the PIPE financing to fund the clinical development and related commercialization of BB-301, including the natural history lead-in study and the Phase 1b/2a BB-301 treatment study, and for general corporate purposes.

The closing of the PIPE financing is subject to customary closing conditions and is expected to occur by April 22, 2024.

Leerink Partners and Citizens JMP are acting as placement agents for the PIPE financing.

In connection with the PIPE financing, the Company has agreed with long-term investor Suvretta Capital, who is leading the PIPE, to consider Kishen Mehta, a portfolio manager at Suvretta Capital, for appointment to the Company’s board of directors.

The securities sold in this private placement, including the shares of common stock underlying the pre-funded warrants, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the U.S. except pursuant to an effective registration statement or an applicable exemption from the registration requirements. The Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock issued in this private placement and the shares of common stock underlying the pre-funded warrants.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Benitec Biopharma Inc.

Benitec Biopharma Inc. (“Benitec” or the “Company”) is a clinical-stage biotechnology company focused on the advancement of novel genetic medicines with headquarters in Hayward, California. The proprietary “Silence and Replace” DNA-directed RNA interference platform combines RNA interference, or RNAi, with gene therapy to create medicines that simultaneously facilitate sustained silencing of disease-causing genes and concomitant delivery of wildtype replacement genes following a single administration of the therapeutic construct. The Company is developing Silence and Replace-based therapeutics for chronic and life-threatening human conditions including Oculopharyngeal Muscular Dystrophy (OPMD). A comprehensive overview of the Company can be found on Benitec’s website at www.benitec.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The Company has tried to identify such forward-looking statements by use of such words as “expects,” “intends,” “hopes,” “anticipates,” “believes,” “could,” “may,” “evidences” and “estimates,” or the negative of these terms, and other similar expressions, but these words are not the exclusive means of identifying such statements. Such statements include, but are not limited to, any statements related to the anticipated proceeds to be received in the proposed PIPE, expected timing of closing of the proposed PIPE, the size and completion of the proposed PIPE, the Company’s pipeline of ddRNAi-based therapeutics, including the progress and outcomes of clinical trials and any other statements that are not historical facts. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks and uncertainties relating to the difficulties or delays in the Company’s plans to develop and potentially commercialize its product candidates, the timing of the completion of pre-clinical studies and clinical trials, the timing of the availability of data from our clinical trials, the timing and sufficiency of patient enrollment and dosing in clinical trials, the timing and outcome of expected regulatory filings and approvals, the clinical utility and potential attributes and benefits of ddRNAi and the Company’s product candidates, including the potential duration of treatment effects and the potential for a “one shot” cure, the development of novel AAV vectors, potential future out-licenses and collaborations, the plans of licensees of our technology, the Company’s intellectual property position and duration of its patent portfolio, expenses, ongoing losses, future revenue, capital needs and needs for additional financing, and our ability to access additional financing given market conditions and other factors, including our capital structure, our ability to continue as a going concern, the length of time over which we expect our cash and cash equivalents to be sufficient to execute on our business plan, unanticipated delays, further research and development and the results of clinical trials possibly being unsuccessful or insufficient to meet applicable regulatory standards or warrant continued development, the ability to enroll sufficient numbers of subjects in clinical trials, determinations made by the U.S. Food and Drug Administration and other governmental authorities, regulatory developments in the United States, the Company’s ability to protect and enforce its patents and other intellectual property rights, the Company’s dependence on its relationships with its collaboration partners and other third parties, the efficacy or safety of the Company’s products and the products of the Company’s collaboration partners, the acceptance of the Company’s products and the products of the Company’s collaboration partners in the marketplace, market competition, sales, marketing, manufacturing and distribution requirements, greater than expected expenses, expenses relating to litigation or strategic activities, the Company’s ability to satisfy its capital needs through increasing its revenue and obtaining additional financing, the impact of the COVID-19 pandemic, the disease caused by the SARS-CoV-2 virus, or any similar event which may adversely impact the Company’s business and clinical trials, the impact of local, regional, and national and international economic conditions and events, and other risks detailed from time to time in filings that the Company makes with the

SEC, including its most recent annual report on Form 10-K and its reports on Form 8-K. Such statements are based on management’s current expectations, but actual results may differ materially due to various factors, including those risks and uncertainties mentioned or referred to in this press release. Accordingly, you should not rely on those forward-looking statements as a prediction of actual future results. Any forward-looking statements contained in this press release speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise, except as required by law.

Media & Investor Relations Contact:

Irina Koffler

LifeSci Advisors, LLC

(917) 734-7387

ikoffler@lifesciadvisors.com